SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  July 7, 1998


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of June 1, 1998, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-6)

                    Structured Asset Securities Corporation
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                    333-47499                    74-2440850
State or Other Jurisdiction        (Commission               (I.R.S. Employer
     Of Incorporation)             File Number)              Identification No.)



        200 Vesey Street
       New York, New York                                       10285
(Address of Principal Executive                              (Zip Code)
            Offices)


       Registrant's telephone number, including area code: (212) 526-5594

                                   No Change
         (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events

     The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-47499) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $132,556,100 in aggregate principal amount of Class A1, Class A2, Class AX1, Class B1, Class B2, Class B3 and Class R, Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-6 on July 7, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 18, 1998, as supplemented by the Prospectus Supplement dated July 3, 1998 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of June 1, 1998, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Norwest Bank Minnesota, National Association, as master servicer and First Union National Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A1, Class A2, Class AX1, Class AX2, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of adjustable rate, fully amortizing, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $142,534,738 as of June 1, 1998, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

     Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

    1.1 Terms Agreement, dated July 3, 1998, between Structured Asset Securities Corporation and Lehman Brothers Inc.

    4.1 Trust Agreement, dated as of June 1, 1998, among Structured Asset Securities Corporation, as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer and First Union National Bank, as Trustee.

    99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

    99.2 Special Servicing Agreement, dated as of June 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Ocwen Federal Bank FSB, as special servicer.

    99.3* Servicing  Agreement,  dated as of December 1, 1997,  between  Lehman
          Capital, A Division of Lehman Brothers Holdings Inc., and Ocwen Federal Bank FSB, as special servicer.

    99.4 Servicing Agreement, dated as of June 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

    99.5* Flow  Servicing  Agreement,  dated as of September  1, 1997,  between
          Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

    99.6 Servicing Agreement, dated as of June 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Option One Mortgage Corporation, as servicer.

    99.7* Seller's  Warranties and Servicing  Agreement,  dated as of September
          30, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Option One Mortgage Corporation, as servicer.



* Incorporated by reference to the Depositor's Current Report on Form 8-K dated March 30, 1998, filed with the Securities and Exchange Commission on April 14, 1998 (File No. 333-47499).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 STRUCTURED ASSET SECURITIES
                                       CORPORATION



                                 By:   /S/ Joseph Kelly
                                        Name:  Joseph Kelly
                                        Title:  Authorized Signatory



Dated:  July 7, 1998

                                 EXHIBIT INDEX



Exhibit No.                    Description                       Page No.

1.1            Terms Agreement, dated July 3, 1998, between
               Structured Asset Securities  Corporation and
               Lehman Brothers Inc.

4.1            Trust  Agreement,  dated as of June 1, 1998,
               among     Structured     Asset    Securities
               Corporation,  as  Depositor,   Norwest  Bank
               Minnesota,  National Association,  as Master
               Servicer and First Union  National  Bank, as
               Trustee.

99.1           Mortgage Loan Sale and Assignment Agreement,
               dated  as of June 1,  1998,  between  Lehman
               Capital,   A  Division  of  Lehman  Brothers
               Holdings  Inc.,  as Seller,  and  Structured
               Asset Securities Corporation, as Purchaser.

99.2           Special  Servicing  Agreement,  dated  as of
               June 1,  1998,  between  Lehman  Capital,  A
               Division of Lehman Brothers Holdings Inc., and Ocwen Federal Bank FSB, as special servicer.

99.3*          Servicing Agreement, dated as of December 1,
               1997,  between Lehman Capital, A Division of
               Lehman  Brothers  Holdings  Inc.,  and Ocwen
               Federal Bank FSB, as special servicer.

99.4           Servicing  Agreement,  dated  as of  June 1,
               1998,  between Lehman Capital, A Division of
               Lehman  Brothers  Holdings  Inc., and Aurora
               Loan Services Inc., as servicer.

99.5*          Flow  Servicing   Agreement,   dated  as  of
               September 1, 1997, between Lehman Capital, A
               Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

99.6           Servicing  Agreement,  dated  as of  June 1,
               1998,  between Lehman Capital, A Division of
               Lehman  Brothers  Holdings  Inc., and Option
               One Mortgage Corporation, as servicer.

99.7*          Seller's Warranties and Servicing Agreement,
               dated  as of  September  30,  1997,  between
               Lehman   Capital,   A  Division   of  Lehman
               Brothers   Holdings  Inc.,  and  Option  One
               Mortgage Corporation, as servicer.







* Incorporated by reference to the Depositor's Current Report on Form 8-K dated March 30, 1998, filed with the Securities and Exchange Commission on April 14, 1998 (File No. 333-47499).